                              AMENDED AND RESTATED

                            ARTICLES OF INCORPORATION

                                       OF

                       DECISION-SCIENCE APPLICATIONS, INC.



                                        I

         The name of the Corporation is:

                       DECISION-SCIENCE APPLICATIONS, INC.



                                       II

         The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California, other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.


                                       III

         This Corporation is authorized to issue only one class of shares of stock which shall be designated as common stock; the total number of shares which the Corporation is authorized to issue is 1,000,000.


                                       IV

         The liability of the directors of the Corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

                                        V

         The Corporation is authorized to provide indemnification of agents (as defined in Section 317 of the California Corporations Code) through bylaw provisions, agreements with agents, vote of shareholders or disinterested directors or otherwise, in excess of the indemnification otherwise permitted by
Section 317 of the California Corporations Code, subject only to the applicable limits set forth in Section 204 of the California Corporation Code with respect to actions for breach of duty to the Corporation and its shareholders.

                       DECISION-SCIENCE APPLICATIONS, INC.

                             CERTIFICATE OF APPROVAL
                                       OF
                               AGREEMENT OF MERGER



         Guy A. Ackerson and Theresa McGrath certify that:

         1. They are the President and the Secretary, respectively, of Decision-Science Applications, Inc., a Virginia corporation.

         2. The Agreement of Merger in the form attached was duly approved by the Board of Directors and shareholders of the corporation.

         3. The shareholder approval was by the holders of 100% of the outstanding shares of the corporation.

         4. There is only one class of shares and the number of shares outstanding is 107.589.

         We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge.



Date:  August 19, 1998


                                        /s/ Guy A. Ackerson
                                        ----------------------------------
                                        Guy A. Ackerson, President


                                        /s/ Theresa McGrath
                                        ----------------------------------
                                        Theresa McGrath, Secretary

                              DSA ACQUISITION, INC.

                             CERTIFICATE OF APPROVAL
                                       OF
                               AGREEMENT OF MERGER



         Kenneth W. Colbaugh and Ronald A. Hunn certify that:

         1. They are the President and the Secretary, respectively, of DSA Acquisition, Inc., a California corporation.

         2. The Agreement of Merger in the form attached was duly approved by the Board of Directors and shareholders of the corporation.

         3. The shareholder approval was by the holders of 100% of the outstanding shares of the corporation.

         4. There is only one class of shares and the number of shares outstanding is 100.

         5. No approval of the shareholders of SM&A Corporation, the parent of DSA Acquisition, Inc., was required in connection with the approval of the Agreement of Merger.

         We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge.

Date:  August 18, 1998

                                                  /s/ Kenneth W. Colbaugh
                                                  ------------------------------
                                                  Kenneth W. Colbaugh, President


                                                  /s/ Ronald A. Hunn
                                                  ------------------------------
                                                  Ronald A. Hunn, Secretary

                            CERTIFICATE OF AMENDMENT
                          OF ARTICLES OF INCORPORATION
                                       OF
                       DECISION-SCIENCE APPLICATIONS, INC.
                            a California corporation



         Calvin Gegner and Steven Mast certify that:

         1. They are the duly elected and acting President and Secretary, respectively, of said Corporation.

         2. The Articles of Incorporation of said Corporation shall be amended to amend and restate Article I to read in its entirety as follows:

                                        I

                  THE NAME OF THE CORPORATION SHALL BE:

                            SM&A CORPORATION (EAST)

         3. The foregoing amendment has been approved by the Board of Directors of said Corporation.

         4. The foregoing amendment was approved by the required vote of the shareholders of said Corporation in accordance with Section 902 of the California General Corporation Law; the total number of outstanding shares of each class entitled to vote with respect to the foregoing amendments was 100 common shares; and the number of shares of each class voting in favor of the foregoing amendment equaled or exceeded the vote required, such required vote being a majority of the outstanding shares of common stock.

         IN WITNESS WHEREOF, the undersigned have executed this Certificate on November 17, 1998.


                                           /s/ Calvin Gegner
                                           ----------------------------------
                                           Calvin Gegner, President


                                           /s/ Steven Mast
                                           ----------------------------------
                                           Steven Mast, Secretary

                                  VERIFICATION



         The undersigned, Calvin Gegner and Steven Mast, the President and Secretary, respectively, of Decision-Science Applications, Inc., declare under penalty of perjury that the matters set out in the foregoing certificate are true of their own knowledge.

         Executed at Arlington, Virginia, on November 17, 1998.



                                            /s/ Calvin Gegner
                                            ----------------------------------
                                            Calvin Gegner



                                            /s/ Steven Mast
                                            ----------------------------------
                                            Steven Mast

                                November 13, 1998



Secretary of State
State of California
P.O. Box 944230
Sacramento, CA 94244-0230

         Re: Authorization to Use Name

Ladies and Gentlemen:

         The undersigned, SM&A Corporation, does hereby authorize its wholly-owned subsidiary, Decision-Science Applications, Inc., to change its name to "SM&A Corporation (East)" and to make use of the name, "SM&A Corporation" as part of its new name.

         The undersigned has executed this instrument duly authorized.

                                          SM&A Corporation



                                         /s/ Kenneth W. Colbaugh
                                         ----------------------------------
                                         Kenneth W. Colbaugh
                                         Chief Operating Officer and
                                         Executive Vice President

                               AGREEMENT OF MERGER
                                       OF
                         SPACE APPLICATIONS CORPORATION
                                       AND
                             SM&A CORPORATION (EAST)

         This Agreement of Merger is dated November 24, 1998, by and among SPACE APPLICATIONS CORPORATION, a California corporation ("SAC") and SM&A CORPORATION
(EAST), a California corporation ("SMAE").

                                 R E C I T A L S

         WHEREAS, SAC is a California corporation and has 100 shares of its common stock outstanding as of the date hereof, all of which are owned by SM&A Corporation, a California corporation ("SM&A");

         WHEREAS, SMAE is a California corporation and has 100 shares of its common stock outstanding as of the date hereof, all of which are owned by SM&A;

         NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows:

         1. SAC shall be merged with and into SMAE, and SMAE shall be the surviving corporation.

         2. Upon such merger, all outstanding shares of common stock of SAC shall be cancelled and no shares of SMAE shall be issued in exchange therefor. SMAE shares shall remain outstanding.

         3. Upon such merger, the separate existence of SAC shall cease and SMAE shall succeed, without other transfer, to all the rights and property of SAC and shall be subject to all the debts and liabilities thereof in the same manner as if SMAE had itself incurred them. All rights of creditors and all liens upon the property of each corporation shall be preserved unimpaired, provided that such liens upon property of SAC shall be limited to the property affected thereby immediately prior to the time the merger is effective.

         4. After the merger becomes effective, SAC, through the persons who were its officers immediately prior to the merger, shall execute or cause to be executed such further assignments, assurances or other documents as may be necessary or desirable to confirm title to properties, assets and rights in SMAE.

         5. The effective date of the merger is the date upon which a copy of this Agreement of Merger is filed with the Secretary of State of California.

         IN WITNESS WHEREOF, the parties have executed this Agreement of Merger on the date first set forth above.

                                             SPACE APPLICATIONS CORPORATION,
                                             a California corporation



                                             By: /s/ Thomas Amrhein
                                                -------------------------------
                                                 Thomas Amrhein, President



                                             By: /s/ Steven Mast
                                                -------------------------------
                                                 Steven Mast, Secretary



                                             SM&A CORPORATION (EAST),
                                             a California corporation



                                             By: /s/ Calvin Gegner
                                                -------------------------------
                                                 Calvin Gegner, President



                                             By: /s/ Steven Mast
                                                -------------------------------
                                                 Steven Mast, Secretary

                         SPACE APPLICATIONS CORPORATION

                             CERTIFICATE OF APPROVAL
                                       OF
                               AGREEMENT OF MERGER



         Thomas Amrhein and Steven Mast certify that:

         1. They are the President and the Secretary, respectively, of Space Applications Corporation, a California corporation.

         2. The Agreement of Merger in the form attached was duly approved by the Board of Directors and shareholders of the corporation.

         3. The shareholder approval was by the holders of 100% of the outstanding shares of the corporation.

         4. There is only one class of shares and the number of shares outstanding is 100.

         We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge.



Date:  November 24, 1998                               /s/ Thomas Amrhein
                                                     ---------------------------
                                                     Thomas Amrhein, President



                                                       /s/ Steven Mast
                                                     ---------------------------
                                                     Steven Mast, Secretary

                             SM&A CORPORATION (EAST)

                             CERTIFICATE OF APPROVAL
                                       OF
                               AGREEMENT OF MERGER



         Calvin Gegner and Steven Mast certify that:

         l. They are the President and the Secretary, respectively, of SM&A Corporation (East), a California corporation.

         2. The Agreement of Merger in the form attached was duly approved by the Board of Directors and shareholders of the corporation.

         3. The shareholder approval was by the holders of 100% of the outstanding shares of the corporation.

         4. There is only one class of shares and the number of shares outstanding is 100.

         We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge.

Date:  November 24, 1998                               /s/ Calvin Gegner
                                                     ---------------------------
                                                     Calvin Gegner, President



                                                       /s/ Steven Mast
                                                     ---------------------------
                                                     Steven Mast, Secretary

                            CERTIFICATE OF OWNERSHIP



         Calvin Gegner and Steven Mast certify that:

         1. They are the President and Secretary, respectively, of SM&A Corporation (East), a California corporation.

         2. This corporation owns all the outstanding shares of DSA Systems, Inc., a Virginia corporation.

         3. The Board of Directors of this corporation duly adopted the following resolution:

             RESOLVED, that this corporation merge DSA Systems, Inc., its wholly owned subsidiary corporation, into itself and assume all of its obligations pursuant to Section 1110, California Corporations Code.

         We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.



Date: March 12, 1998                                   /s/ Calvin Gegner
                                                     ---------------------------
                                                     Calvin Gegner, President



                                                       /s/ Steven Mast
                                                      --------------------------
                                                      Steven Mast, Secretary

                            CERTIFICATE OF AMENDMENT
                                       OF
                            ARTICLES OF INCORPORATION
                                       OF
                             SM&A CORPORATION (EAST)



         Michael A. Piraino hereby certifies that:

         1. He is the President and Secretary of SM&A CORPORATION (EAST), a California corporation (the "Corporation").

         2. Article I of the Articles of Incorporation of the Corporation is amended to read in full as follows:

                                        I

         THE NAME OF THIS CORPORATION SHALL BE:

                    EMERGENT INFORMATION TECHNOLOGIES - EAST

         3. The foregoing amendment of the Articles of Incorporation of the Corporation has been duly approved by the Board of Directors of the Corporation.

         4. The foregoing amendment of the Articles of Incorporation of the Corporation has been duly approved by the required vote of shareholders entitled to vote on such matter, pursuant to and in accordance with Section 902 of the General Corporation Law of the State of California. The total number of outstanding shares of the Corporation is 100 shares of Common Stock. The number of shares entitled to vote on the foregoing matter is 100 shares of Common Stock. The number of outstanding shares voting in favor of the foregoing amendment was 100 (100%), which equaled or exceeded the vote required. The percentage vote required to approve the foregoing amendment of the Articles of Incorporation of the Corporation was a majority of the outstanding shares of Common Stock.

         I further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate of Amendment are true and correct of my own knowledge.



Date: April 26, 2000                                /s/ Michael A. Piraino
                                                  ------------------------------
                                                  Michael A. Piraino, President



                                                    /s/ Michael A. Piraino
                                                  ------------------------------
                                                  Michael A. Piraino, Secretary

                              Dated: April 26, 2000

Secretary of State
Corporations Division
1500 11th Street
Sacramento, CA  95814

Ladies and Gentlemen:

         Presented herewith for filing are the following documents:

         (1) Certificate of Amendment of Articles of Incorporation of SM&A Corporation (East), changing the corporation's name to Emergent Information Technologies - East; and

         (2) Certificate of Amendment of Address of Incorporation of Systems Integration Software, Inc., changing the corporation's name to Emergency Information Technologies - Central.

         The undersigned affirms that both SM&A Corporation (East) and Systems Integration Software, Inc. are affiliates of, and are under common ownership and control with the undersigned corporation, and the undersigned corporation hereby consents to use of the corporate names "Emergent Information Technologies - East" and "Emergent Information Technologies - Central" for the business operations of SM&A Corporation (East) and Systems Integration Software, Inc., respectively.

                                         Very truly yours,

                                         EMERGENT INFORMATION TECHNOLOGIES, INC.



                                         By: /s/ Michael A. Piraino
                                            -----------------------------------
                                             Michael A. Piraino, President











            4695 MacArthur Court, 8th Floor, Newport Beach, CA 92660

                            CERTIFICATE OF OWNERSHIP



         Michael A. Piraino hereby certifies that:

         1. He is the President and Secretary of EMERGENT INFORMATION TECHNOLOGIES - EAST, a California corporation ("EMERGENT EAST").

         2. This Corporation owns all of the outstanding shares of SYSTEM SIMULATION SOLUTIONS, INC., a Virginia corporation ("S3I").

         3. The board of directors of this Corporation duly adopted the following resolution:

           RESOLVED, that EMERGENT - EAST, which is a business corporation of the State of California and is the owner of all of the outstanding shares of S3I, which is a business corporation of the Commonwealth of Virginia, hereby merges S3I into EMERGENT - EAST pursuant to the provisions of the Virginia Stock Corporation Act and pursuant to the provisions of Section 1110 of the California Corporations Code, and EMERGENT - EAST hereby assumes all of the obligations of S31 pursuant to Section 1110 of the California Corporations Code.

         I further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of my own knowledge.



May 4, 2000                        /s/ Michael A. Piraino
                                 --------------------------------------------
                                 Michael A. Piraino, President and Secretary

                            CERTIFICATE OF AMENDMENT
                                       OF
                            ARTICLES OF INCORPORATION
                                       OF
                    EMERGENT INFORMATION TECHNOLOGIES - EAST

       (Pursuant to Section 905 of the California General Corporation Law)

--------------------------------------------------------------------------------





         Christopher C. Cambria hereby certifies that:

         1. He is the Vice President and Secretary of Emergent Information Technologies - East, a California corporation (the "Corporation").

         2. Article I of the Articles of Incorporation of the Corporation is hereby amended to read in full as follows:

                         "            I

                  The name of this corporation shall be:

                    L-3 Communications Analytics Corporation"

         3. The foregoing amendment of the Articles of Incorporation of the Corporation has been duly approved by the Board of Directors of the Corporation.

         4. The foregoing amendment of the Articles of Incorporation of the Corporation has been duly approved by the required vote of shareholders entitled to vote on such matter, pursuant to and in accordance with Section 902 of the California General Corporation Law. The total number of shares entitled to vote on the foregoing matter is 100 shares of Common Stock. The number of outstanding shares voting in favor of the foregoing amendment was 100 (100%), which equaled or exceeded the vote required. The percentage vote required to approve the foregoing amendment of the Articles of Incorporation of the Corporation was a majority of the outstanding shares of Common Stock.

         I further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate of Amendment are true and correct of my own knowledge.



February 26, 2002             /s/ Christopher C. Cambria
                            ----------------------------------------------------
                            Christopher C. Cambria, Vice President and Secretary